Exhibit 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below each hereby agrees that the Schedule 13D filed herewith and any amendments thereto relating to the acquisition of shares of beneficial interest of Travel Services International, Inc. is filed jointly on behalf of each person.

Dated:    August  7, 1997

                                                     J & W Heller Corp.


                                                     /s/ Wayne Heller
                                                     ---------------------------
                                                     Wayne Heller, President


                                                     /s/ Wayne Heller
                                                     ---------------------------
                                                     Wayne Heller, Individually

                                                     /s/ Judy Heller
                                                     ---------------------------
                                                     Judy Heller